[Logo] M F S(R)
INVESTMENT MANAGEMENT                                          SEMIANNUAL REPORT
75 YEARS                                                       JUNE 30, 1999
WE INVENTED THE MUTUAL FUND(R)



                               [graphic omitted]



                              A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R) NEW DISCOVERY
                              SERIES

MFS(R) NEW DISCOVERY SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                            INVESTMENT ADVISER
Jeffrey L. Shames*                                  Massachusetts Financial Services Company
Chairman, Chief Executive Officer, and              500 Boylston Street
Director, MFS Investment Management(R)              Boston, MA 02116-3741

Nelson J. Darling, Jr.                              DISTRIBUTOR
Professional trustee                                MFS Fund Distributors, Inc.
                                                    500 Boylston Street
William R. Gutow                                    Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management Company;           SHAREHOLDER SERVICE CENTER
Private investor and real estate consultant         MFS Service Center, Inc.
                                                    P.O. Box 2281
CHAIRMAN AND PRESIDENT                              Boston, MA 02107-9906
Jeffrey L. Shames*
                                                    For additional information,
PORTFOLIO MANAGER                                   contact your financial adviser.
Brian E. Stack*
                                                    CUSTODIAN
TREASURER                                           State Street Bank and Trust Company
W. Thomas London*
                                                    WORLD WIDE WEB
ASSISTANT TREASURERS                                www.mfs.com
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

--------------------------------------------------------------------------------------------
NOT FDIC INSURED                       MAY LOSE VALUE                      NO BANK GUARANTEE
--------------------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Contract Owners,
It has been almost two years since financial turmoil began to rock markets in Asia, Russia, and Latin America. Even developed markets such as Europe and the United States were not immune. In the U.S. equity market, for example, investors focused on a narrow group of 50 of the largest-company growth stocks because they seemed to offer less volatility in uncertain times. Fixed-income investors also became more concerned about risk, moving money into U.S. Treasury securities and out of corporate and municipal bonds and mortgage-backed securities.

The narrowness of the market was just one of three broad issues that dominated the U.S. equity market until recently. The other two were a slowdown in corporate earnings growth and high valuations, with stocks of many companies selling at extremely high prices relative to their earnings.

Although these have been challenging issues, we now see signs that we feel demonstrate each one is changing for the better. Today, we believe the markets are presenting more opportunities for investors to diversify, for our portfolio managers to find good values, and for us to show the benefits of staying with our long-term objectives and strategies. Investors seem to be regaining confidence in a wider range of companies. Stocks of some small and mid-sized companies, as well as some large industrial companies, have begun to perform better in the past few months than they had for the previous year or so. These companies appear to have benefited from early signs of stability in emerging markets and a continuation of economic growth in the United States.

U.S. companies also have produced better earnings. Corporate earnings were, on average, relatively flat in 1998. However, we expect earnings to grow 12% to 14% this year because more companies have benefited from the strong economy and from aggressive consolidation and cost-cutting measures they have taken over the past several years.

Based on their earnings projections, our analysts estimate that the U.S. stock market is still about 30% overvalued. While there has been some shift to a wider group of stocks, many investors are still focusing on the large-company stocks. As a result, most of the overvaluation is in the 50 largest stocks in the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance. That means about 450 stocks are selling at more attractive prices, particularly given what we see as the improved earnings outlooks for these and many small and mid-sized companies not in the S&P 500. These companies also benefit from consolidation, cost cutting, and global growth. Because they are smaller, they may be able to respond to these changes more quickly, and thus they have the potential to grow faster than the big companies.

The fixed-income markets, meanwhile, seem to be approaching the level of relative stability they enjoyed before the Asian turmoil. Some credit for this stability goes to the Federal Reserve Board (the Fed), which has reassured investors that it will act to prevent rapid economic growth from causing higher inflation and reduced purchasing power. Also, once investors saw that the overseas turmoil had little, if any, effect on the financial strength of most domestic bond issuers, the major non-Treasury markets -- corporate, municipal, and mortgage -- began to rebound. Our portfolio managers are now finding more opportunities to buy bonds with relatively stable prices and attractive yields.

The past two years have challenged investors. However, we believe we are well positioned for the current environment because our analysts and portfolio managers continue to rely on MFS(R) Original Research(SM) to help evaluate the long-term investment potential of each holding being considered for our portfolios. Also, we believe our discipline of staying with our clearly defined investment strategies can help us offer investment products with the potential to sustain returns over a variety of market cycles.

We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 15, 1999


MANAGEMENT REVIEW AND OUTLOOK

Dear Contract Owners,
For the six months ended June 30, 1999, the Series provided a total return of 20.21% (including the reinvestment of any distributions). This compares to a 9.28% return for the Russell 2000 Total Return Index (the Russell 2000) for the same period. The Russell 2000 is an unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks that are traded on the New York Stock Exchange, the American Stock Exchange, and NASDAQ.

The Series has benefited from the strong performance of companies in rapidly growing industries such as technology, health care, and business services. In technology, the Series' software holdings include Security Dynamics Technologies and Gemstar International. Security Dynamics provides software that ensures secure transactions over corporate networks and the Internet. Gemstar provides electronic program guides for television and cable set top boxes. We think it has a dominant, patent-protected market position, and its technology could establish it as an Internet "portal" as TVs become Internet-access appliances. The Series also has significant holdings among companies that make integrated circuits used in networking and the Internet, such as PMC-Sierra and Applied Micro Circuits.

Other than these companies, the Series has not invested heavily in Internet stocks. Although we believe the Internet is a transforming event for both corporate America and the individual consumer, we don't think the valuations of many Internet stocks reflect their business and investment risks, which include growing competition, low entry barriers, and unstable business models. Therefore, while our underweighting of Internet stocks relative to the Russell 2000 probably has detracted from performance in the short term, we believe this weighting is correct in the long run.

In health care, the Series owns Total Renal Care, a major operator of kidney dialysis clinics, and Medpartners. MedPartners has exited some businesses that were underperforming to focus on its pharmacy benefit-management business, which we feel should grow earnings 25% while generating strong cash flow and paying off debt. Finally, our business services holdings, such as BISYS, DST Systems, and NOVA Corp., provide a range of computer processing services and enjoy growing revenues, improving margins, and strong cash flow.

The Series looks for emerging companies with solid business models we believe can sustain unit, revenue, and growth rates that substantially exceed the growth rates of global economies. We search for companies with good market opportunities, proprietary products or services, visionary managements that can anticipate and adapt to changing business risks, and financial characteristics that are the hallmarks of good businesses, such as high profit margins, the ability to generate strong cash flow, and strong balance sheets. Because the small-capitalization marketplace is volatile and inefficient, this is a very research-intensive process. Ultimately, we are trying to identify companies we believe may post long-term growth rates that are both high and sustainable.

We expect to see a continuation of the recovery in small-company stocks that began this spring. Although large-cap growth stocks have led the way for more than a year, superior earnings growth historically has been rewarded with superior valuations. However, past performance is no guarantee of future results. Currently, many small companies are growing at rates well above that of the average company in the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock total return performance. We believe these growth rates may eventually be recognized by the market.

    Respectfully,

/s/ Brian E. Stack

    Brian E. Stack
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Brian E. Stack is Senior Vice President of MFS Investment Management(R) and portfolio manager of MFS(R) New Discovery Fund, the New Discovery Series offered through MFS(R)/Sun Life annuity products, and MFS(R) New Discovery Series (part of MFS(R) Variable Insurance Trust(SM)). He is also a portfolio manager of MFS(R) Institutional Emerging Equities Fund.

Mr. Stack joined MFS in 1993 as a research analyst following the chemical, hospital management, health maintenance organizations, medical services, and business services industries. He was named portfolio manager in 1996 and Senior Vice President in 1999. Prior to joining MFS, he had worked as an equity analyst since 1987. He is a graduate of Boston College and has an M.B.A. degree from the University of Virginia.

All equity portfolio managers began their careers at MFS Investment Management(R) as research analysts. Our portfolio managers are supported by an investment staff of over 100 professionals utilizing MFS(R) Original Research(SM), a company-oriented, bottom-up process of selecting securities.

SERIES FACTS

Objective: Seeks capital appreciation.

Commencement of investment operations: May 1, 1998

Size: $2.3 million net assets as of June 30, 1999




This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

PERFORMANCE SUMMARY

Because the Series is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. (See Notes to Performance Summary for more information.)

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH JUNE 30, 1999

                                              6 Months      1 Year        Life*
--------------------------------------------------------------------------------
Cumulative Total Return                        +20.21%      +24.35%      +22.86%
--------------------------------------------------------------------------------
Average Annual Total Return                       --        +24.35%      +19.34%
--------------------------------------------------------------------------------
* For the period from the commencement of the Series' investment operations, May 1, 1998, through June 30, 1999.

NOTES TO PERFORMANCE SUMMARY

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF THE MORTALITY AND EXPENSE RISK CHARGES AND ADMINISTRATION FEES. PLEASE REFER TO THE ANNUITY PRODUCT'S ANNUAL REPORT FOR PERFORMANCE THAT REFLECTS THE DEDUCTION OF THE FEES AND CHARGES IMPOSED BY INSURANCE COMPANY SEPARATE ACCOUNTS.

Investing in small or emerging growth companies involves greater risk than is customarily associated with more-established companies. These risks may increase unit price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 1999

Stocks - 85.5%
--------------------------------------------------------------------------------
ISSUER                                                  SHARES             VALUE
--------------------------------------------------------------------------------
U.S. Stocks - 84.6%
  Advertising - 0.6%
    TMP Worldwide, Inc.*                                   205        $   13,018
--------------------------------------------------------------------------------
  Airlines - 0.8%
    Atlas Air, Inc.*                                       422        $   13,609
    Skywest, Inc.                                          167             4,165
                                                                      ----------
                                                                      $   17,774
--------------------------------------------------------------------------------
  Auto Parts - 0.6%
    Brooks Automation, Inc.*                               518        $   14,018
--------------------------------------------------------------------------------
  Business Machines - 2.2%
    Affiliated Computer Services, Inc., "A"*#              726        $   36,754
    Kulicke & Soffa Industries, Inc.*                      510            13,674
                                                                      ----------
                                                                      $   50,428
--------------------------------------------------------------------------------
  Business Services - 14.4%
    BISYS Group, Inc.*#                                    517        $   30,244
    Bright Horizons Family Solutions, Inc.*                244             4,606
    Catalina Marketing Corp.*                               96             8,832
    Ceridian Corp.*                                        296             9,675
    Complete Business Solutions, Inc.*                     944            16,933
    Concord EFS, Inc.*                                     150             6,347
    Dendrite International, Inc.*                          501            18,099
    Diamond Technology Partners, Inc., "A"*                380             8,503
    DST Systems, Inc.*#                                    563            35,399
    IMRglobal Corp.*                                       886            17,055
    ITT Educational Services, Inc.*                        469            12,223
    Learning Tree International, Inc.*                     690             7,547
    Memberworks, Inc.*                                     141             4,089
    Meta Group, Inc.*                                      454             6,980
    Modis Professional Services, Inc.*                     549             7,549
    Nextera Enterprises, Inc.*                           1,172             7,545
    NOVA Corp.*                                          1,286            32,150
    Paymentech, Inc.*                                      942            23,903
    Professional Detailing, Inc.*                          140             3,290
    Quintiles Transnational Corp.*                         910            38,220
    Renaissance Worldwide, Inc.*                           798             6,359
    Romac International, Inc.*                             816             7,242
    Technology Solutions Co.*                            1,482            16,024
    Teletech Holdings, Inc.*                               361             3,655
                                                                      ----------
                                                                      $  332,469
--------------------------------------------------------------------------------
  Computer Software - Personal Computers - 0.6%
    Apex PC Solutions, Inc.*                               412        $    8,446
    Intuit, Inc.*                                           72             6,489
                                                                      ----------
                                                                      $   14,935
--------------------------------------------------------------------------------
  Computer Software - Services - 1.0%
    Hyperion Solutions Corp.*                              740        $   13,181
    Tier Technologies, Inc.*                             1,382             9,674
                                                                      ----------
                                                                      $   22,855
--------------------------------------------------------------------------------
  Computer Software - Systems - 12.4%
  Acxiom Corp.*                                             20        $      499
  Aspen Technology, Inc.*                                1,426            16,755
  AVT Corp.*                                               222             8,408
  Black Box Corp.*                                         222            11,128
  Cadence Design Systems, Inc.*#                           436             5,559
  Checkfree Holdings Corp.*                                 81             2,233
  Clarify, Inc.*                                           264            10,890
  Dialogic Corp.*                                          113             4,958
  Eclipsys Corp.*                                          428            10,245
  Edify Corp.*                                              80             1,070
  Etec Systems, Inc.*                                      429            14,264
  Exchange Applications Software*                          432            17,604
  Fair, Isaac & Co., Inc.                                   78             2,735
  Harbinger Corp.*                                         587             7,338
  JDA Software Group, Inc.*                                497             4,628
  Keane, Inc.                                               60             1,358
  Peerless Systems Corp.*                                  424             4,452
  Redback Networks, Inc.*                                   50             6,278
  Security Dynamics Technologies, Inc.*                  2,128            45,220
  Sterling Software, Inc.*#                                355             9,474
  Summit Design, Inc.*                                     923             2,769
  SunGard Data Systems, Inc.*#                             612            21,114
  Synopsys, Inc.*                                          471            25,993
  Transaction System Architects, Inc., "A"*                723            28,197
  Vantive Corp.*                                         1,355            15,498
  Wind River Systems, Inc.*                                568             9,123
                                                                      ----------
                                                                      $  287,790
--------------------------------------------------------------------------------
  Conglomerates - 0.8%
    Sodexho Marriott Services, Inc.*                       554        $   10,630
    Valley Media, Inc.*                                    493             7,333
                                                                      ----------
                                                                      $   17,963
--------------------------------------------------------------------------------
  Consumer Goods and Services - 2.9%
    Blyth Industries, Inc.*                                305        $   10,485
    Galileo International, Inc.                            427            22,818
    InfoUSA, Inc., "A"*                                    457             4,056
    InfoUSA, Inc., "B"*                                    230             1,955
    LoJack Corp.*                                          769             6,440
    Sportsline USA, Inc.*                                  582            20,879
                                                                      ----------
                                                                      $   66,633
--------------------------------------------------------------------------------
  Containers - 0.4%
    Ivex Packaging Corp.*                                  392        $    8,624
--------------------------------------------------------------------------------
  Electrical Equipment - 0.5%
    Barnett, Inc.*                                         265        $    1,988
    QLogic Corp.*                                           79            10,428
                                                                      ----------
                                                                      $   12,416
--------------------------------------------------------------------------------
  Electronics - 6.6%
    Analog Devices, Inc.*                                  424        $   21,279
    Applied Micro Circuits Corp.*                          143            11,762
    Burr-Brown Corp.*                                      637            23,330
    Cable Design Technologies Corp.*                       579             8,938
    Credence Systems Corp.*                                228             8,464
    DuPont Photomasks, Inc.*                               107             5,123
    GaSonics International Corp.*                          729            10,206
    GlobeSpan, Inc.*                                        50             1,988
    Lattice Semiconductor Corp.*                           239            14,878
    LTX Corp.*                                             330             4,393
    MKS Instruments, Inc.*                                 765            14,248
    Photronics, Inc.*                                      422            10,339
    PMC-Sierra, Inc.*                                      180            10,609
    SIPEX Corp.*                                           314             6,437
                                                                      ----------
                                                                      $  151,994
--------------------------------------------------------------------------------
  Entertainment - 3.7%
    Emmis Broadcasting Corp., "A"*                          40        $    1,975
    Gemstar International Group Ltd.*#                   1,064            69,426
    Young Broadcasting, Inc., "A"*                         346            14,727
                                                                      ----------
                                                                      $   86,128
--------------------------------------------------------------------------------
  Financial Institutions - 1.4%
    Conning Corp.                                          145        $    2,356
    Federated Investors, Inc., "A"                         511             9,166
    Financial Federal Corp.*                               313             6,886
    Waddell & Reed Financial, Inc., "A"#                   474            13,006
                                                                      ----------
                                                                      $   31,414
--------------------------------------------------------------------------------
  Food and Beverage Products - 0.4%
    Del Monte Foods Co.*                                   625        $   10,469
--------------------------------------------------------------------------------
  Insurance - 0.8%
    Annuity & Life Re Holdings Ltd.                        167        $    3,747
    Executive Risk, Inc.                                    96             8,166
    Inspire Insurance Solutions, Inc.*                     390             5,655
                                                                      ----------
                                                                      $   17,568
--------------------------------------------------------------------------------
  Internet - 0.1%
    Ask Jeeves, Inc.                                        50        $      700
    Security First Tech Corp.*                              30             1,354
    Software.com, Inc.*                                     50             1,159
                                                                      ----------
                                                                      $    3,213
--------------------------------------------------------------------------------
  Machinery - 0.7%
    Applied Science and Technology, Inc.*                  296        $    6,660
    Asyst Technologies, Inc.*                              261             7,814
    Genzyme Corp.                                          400             1,762
                                                                      ----------
                                                                      $   16,236
--------------------------------------------------------------------------------
  Medical and Health Products - 1.0%
    Haemonetics Corp.*                                     725        $   14,545
    PSS World Medical, Inc.*                               766             8,570
                                                                      ----------
                                                                      $   23,115
--------------------------------------------------------------------------------
  Medical and Health Technology and Services - 13.0%
    Concentra Managed Care, Inc.*                          674        $    9,984
    Cytyc Corp.*                                           200             3,900
    Henry Schein, Inc.*                                    169             5,355
    Hologic, Inc.*                                         361             2,031
    IDEXX Laboratories, Inc.*#                           2,111            49,213
    IDX Systems Corp.*                                     965            21,773
    Impath, Inc.*                                          565            15,255
    LifePoint Hospitals, Inc.*                           1,202            16,152
    Martek Biosciences Corp.*##                            554             4,709
    MEDE AMERICA Corp.*                                     83             3,133
    MedPartners, Inc.*                                   5,042            38,130
    Mid Atlantic Medical Services, Inc.*                   986             9,737
    NCS Healthcare, Inc., "A"*                             605             3,290
    Orthodontic Centers of America, Inc.*                  553             7,811
    Osteotech, Inc.                                        160             4,600
    Parexel International Corp.*                         1,339            17,825
    Pediatrix Medical Group, Inc.*                         231             4,909
    Quorum Health Group, Inc.*                             591             7,424
    Steris Corp.*                                          358             6,936
    Superior Consultant Holdings Corp.*                    187             4,617
    Total Renal Care Holdings, Inc.*                     3,343            52,025
    Ventana Medical Systems, Inc.*                         456             8,721
    Virgin Islands Technologies, Inc.*                     797             3,985
                                                                      ----------
                                                                      $  301,515
--------------------------------------------------------------------------------
  Oil Services - 2.9%
    Cooper Cameron Corp.*                                  357        $   13,231
    Dril-Quip, Inc.*                                       123             2,821
    Global Industries, Inc.*                             1,346            17,246
    Input/Output, Inc.*                                  1,396            10,557
    National Oilwell, Inc.*                                444             6,216
    Noble Drilling Corp.*                                  682            13,427
    Weatherford International, Inc.*                       129             4,725
                                                                      ----------
                                                                      $   68,223
--------------------------------------------------------------------------------
  Oils - 0.5%
    Newfield Exploration Co.*                              412        $   11,716
--------------------------------------------------------------------------------
  Pharmaceuticals - 0.2%
    Boron, LePore & Associates, Inc.*                      565        $    4,732
--------------------------------------------------------------------------------
  Pollution Control - 0.3%
    Superior Services, Inc.*                               261        $    6,965
--------------------------------------------------------------------------------
  Printing and Publishing - 1.9%
    Harte-Hanks Communications, Inc.                       360        $    9,765
    Scholastic Corp.*                                      682            34,526
                                                                      ----------
                                                                      $   44,291
--------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.4%
    Kilroy Realty Corp.                                    183        $    4,461
    MeriStar Hospitality Corp.                             229             5,138
                                                                      ----------
                                                                      $    9,599
--------------------------------------------------------------------------------
  Restaurants and Lodging - 2.0%
    Buffets, Inc.*                                       1,210        $   13,915
    Coldwater Creek, Inc.*                                 164             3,198
    Four Seasons Hotels, Inc.                              168             7,402
    Landry's Seafood Restaurants, Inc.*                    549             4,392
    Mortons Restaurant Group, Inc.*                        192             3,660
    Papa John's International, Inc.*                       106             4,737
    Sonic Corp.*                                           296             9,657
                                                                      ----------
                                                                      $   46,961
--------------------------------------------------------------------------------
  Special Products and Services - 1.0%
    Caliber Learning Network, Inc.*                        369        $    1,753
    Edutrek International, Inc., "A"*                      352             1,672
    Verisign, Inc.*                                        109             9,401
    Watsco, Inc.                                           573             9,383
                                                                      ----------
                                                                      $   22,209
--------------------------------------------------------------------------------
  Stores - 3.6%
    BJ's Wholesale Club, Inc.*                             353        $   10,612
    Copart, Inc.*                                          640            13,600
    CSK Auto Corp.*                                        424            11,448
    Gymboree Corp.*                                        782             8,211
    Micro Warehouse, Inc.*                                 556             9,938
    Petco Animal Supplies, Inc.*                           792            12,474
    Pier 1 Imports, Inc.                                   551             6,199
    Regis Corp.                                            602            11,551
                                                                      ----------
                                                                      $   84,033
--------------------------------------------------------------------------------
  Telecommunications - 6.5%
    Adelphia Communications Corp. "A"*                     130        $    8,271
    American Tower Corp., "A"*                             287             6,888
    Aspect Telecommunications Corp.*                       616             6,006
    Copper Mountain Networks, Inc.*                          1                77
    DSP Communications, Inc.*                              363            10,482
    Intermedia Communications, Inc.*                     1,375            41,250
    International Telecommunication Data Systems, Inc.*    694            11,104
    Lightbridge, Inc.*                                     299             3,756
    Network Solutions, Inc.*                                20             1,583
    Nextlink Communications, Inc., "A"*                    187            13,908
    Pinnicle Holdings, Inc.*                               665            16,293
    Proxim, Inc.*                                          261            15,138
    Transaction Network Services, Inc.*                    532            15,561
                                                                      ----------
                                                                      $  150,317
--------------------------------------------------------------------------------
  Transportation - 0.4%
    Coach USA, Inc.*                                       206        $    8,639
--------------------------------------------------------------------------------
Total U.S. Stocks                                                     $1,958,260
--------------------------------------------------------------------------------
Foreign Stocks - 0.9%
  United Kingdom - 0.9%
    CBT Group PLC, ADR (Computer Software - Personal
      Computers)*                                        1,282        $   21,153
--------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,772,615)                            $1,979,413
--------------------------------------------------------------------------------

Convertible Bonds - 0.1%
--------------------------------------------------------------------------------
                                              PRINCIPAL AMOUNT
                                                  (000 OMITTED)
--------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.1%
  Concentra Managed Care, Inc., 4.5s, 2003
    (Identified Cost, $1,402)                            $   2        $    1,880
--------------------------------------------------------------------------------

Short-Term Obligations - 6.5%
--------------------------------------------------------------------------------
      Federal Home Loan Bank, due 7/01/99,
        at Amortized Cost                                $ 150        $  150,000
--------------------------------------------------------------------------------

Other Short-Term Obligations - 0.4%
--------------------------------------------------------------------------------
                                                        SHARES
--------------------------------------------------------------------------------
      Navigator Securities Lending Prime Portfolio,
        at Cost                                          9,905        $    9,905
--------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,933,922)                       $2,141,198

Other Assets, Less Liabilities - 7.5%                                    173,566
--------------------------------------------------------------------------------
Net Assets - 100.0%                                                   $2,314,764
--------------------------------------------------------------------------------
 * Non-income producing security.
 # Security or a portion of the security was pledged to cover margin requirements. At the period end, the value of securities pledged amounted to $110,488.
## SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------
JUNE 30, 1999
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,933,922)                $2,141,198
  Cash                                                                    4,398
  Foreign currency, at value (identified cost, $12)                          11
  Receivable for Series shares sold                                     227,046
  Receivable for investments sold                                       263,746
  Interest and dividends receivable                                         132
                                                                     ----------
      Total assets                                                   $2,636,531
                                                                     ----------
Liabilities:
  Payable for Series shares reacquired                               $    8,508
  Payable for investments purchased                                     303,289
  Collateral for securities loaned, at value                              9,905
  Payable to affiliate for management fee                                    50
  Accrued expenses and other liabilities                                     15
                                                                     ----------
      Total liabilities                                              $  321,767
                                                                     ----------
Net assets                                                           $2,314,764
                                                                     ==========
Net assets consist of:
  Paid-in capital                                                    $2,007,856
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                        207,274
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                                   105,179
  Accumulated net investment loss                                        (5,545)
                                                                     ----------
      Total                                                          $2,314,764
                                                                     ==========
Shares of beneficial interest outstanding                             189,374
                                                                      =======
Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)             $12.22
                                                                       ======

See notes to financial statements

Statement of Operations (Unaudited)
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 1999
--------------------------------------------------------------------------------
Net investment (income) loss:
  Income -
    Interest                                                           $  1,409
    Dividends                                                               568
    Foreign taxes withheld                                                   (1)
                                                                       --------
      Total investment income                                          $  1,976
                                                                       --------
  Expenses -
    Management fee                                                     $  5,886
    Trustees' compensation                                                1,123
    Shareholder servicing agent fee                                         229
    Administrative fee                                                       98
    Custodian fee                                                         1,692
    Printing                                                             26,864
    Auditing fees                                                         8,150
    Legal fees                                                            1,785
    Miscellaneous                                                         1,177
                                                                       --------
      Total expenses                                                   $ 47,004
    Fees paid indirectly                                                   (233)
    Reduction of expenses by investment adviser                         (39,250)
                                                                       --------
      Net expenses                                                     $  7,521
                                                                       --------
        Net investment loss                                            $ (5,545)
                                                                       --------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                            $173,561
    Securities sold short                                                (4,363)
    Foreign currency transactions                                             2
                                                                       --------
      Net realized gain on investments and foreign
        currency transactions                                          $169,200
                                                                       --------
  Change in unrealized appreciation (depreciation) -
    Investments                                                        $112,802
    Translation of assets and liabilities in foreign currencies              (3)
                                                                       --------
      Net unrealized gain on investments and foreign currency
        translation                                                    $112,799
                                                                       --------
        Net realized and unrealized gain on investments and
          foreign currency                                             $281,999
                                                                       --------
          Increase in net assets from operations                       $276,454
                                                                       ========

See notes to financial statements

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------
                                                           SIX MONTHS ENDED           PERIOD ENDED
                                                              JUNE 30, 1999     DECEMBER 31, 1998*
                                                                (UNAUDITED)
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                           $   (5,545)            $   (4,026)
  Net realized gain (loss) on investments and foreign
currency transactions                                              169,200                (50,853)
  Net unrealized gain on investments and foreign currency
    translation                                                    112,799                 94,475
                                                                                       ----------
    Increase in net assets from operations                      $  276,454             $   39,596
                                                                ----------             ----------
Distributions declared to shareholders from net realized
  gain on investments and foreign currency transactions         $   (9,142)            $     --
                                                                ----------             ----------
Net increase in net assets from Series share transactions       $  909,172             $1,098,684
                                                                ----------             ----------
    Total increase in net assets                                $1,176,484             $1,138,280
Net assets:
  At beginning of period                                         1,138,280                   --
                                                                ----------             ----------
  At end of period (including accumulated net investment
    loss of $5,545 and $0, respectively)                        $2,314,764             $1,138,280
                                                                ==========             ==========
* For the period from the commencement of the Series' investment operations, May 1, 1998, through
  December 31, 1998.

See notes to financial statements

FINANCIAL STATEMENTS - continued

Financial Highlights
-----------------------------------------------------------------------------------------------------
                                                                 SIX MONTHS ENDED   PERIOD ENDED
                                                                    JUNE 30, 1999   DECEMBER 31, 1998*
                                                                      (UNAUDITED)
-----------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                      $10.22              $10.00
                                                                           ------              ------
Income from investment operations# -
  Net investment loss(S)                                                   $(0.04)             $(0.04)
  Net realized and unrealized gain on investments and foreign
    currency                                                                 2.13                0.26
                                                                           ------              ------
      Total from investment operations                                     $ 2.09              $ 0.22
                                                                           ------              ------
Less distributions declared to sharesholders from net realized
  gain on investments and foreign currency transactions                    $(0.09)             $ --
                                                                           ------              ------
Net asset value - end of period                                            $12.22              $10.22
                                                                           ======              ======
Total return                                                               20.21%++             2.20%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                1.19%+              1.17%+
  Net investment loss                                                     (0.85)%+            (0.74)%+
Portfolio turnover                                                           150%                130%
Net assets at end of period (000 omitted)                                  $2,315              $1,138

(S) Subject to reimbursement by the Series, the investment adviser agreed to maintain the expenses of the Series, exclusive of management fees, at not more than 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and ratios would have been:
      Net investment loss                                                 $(0.34)              $(0.28)
      Ratios (to average net assets):
        Expenses##                                                         7.20%+               5.22%+
        Net investment loss                                              (6.86)%+             (4.79)%+
  * For the period from the commencement of the Series' investment operations, May 1, 1998, through
    December 31, 1998.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent. The
    Series' expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS New Discovery Series (the Series) is a diversified series of MFS(R) Variable Insurance Trust(SM) (the Trust) which is comprised of the following 15 series:
MFS(R) Bond Series, MFS(R) Capital Opportunities Series (formerly MFS(R) Value Series), MFS(R) Emerging Growth Series, MFS(R)/Foreign & Colonial Emerging Markets Equity Series, MFS(R) Global Equity Series, MFS(R) Global Governments Series (formerly MFS(R) World Governments Series), MFS(R) Growth Series, MFS(R) Growth with Income Series, MFS(R) High Income Series, MFS(R) Limited Maturity Series, MFS(R) Money Market Series, MFS New Discovery Series, MFS(R) Research Series, MFS(R) Total Return Series, and MFS(R) Utilities Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 1999, there were 22 shareholders in the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - The Series may lend its securities to member banks of the Federal Reserve System and to member firms of the New York Stock Exchange or subsidiaries thereof. State Street Bank and Trust Company ("State Street"), as agent, loans the securities to certain brokers (the "Borrowers") approved by the Series. The loans are collateralized at all times by cash and U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Series with indemnification against Borrower default. The Series bears the risk of loss with respect to the investment of cash collateral.

At June 30, 1999, the value of securities loaned was $9,426. These loans were collateralized by cash of $9,905. Cash collateral is invested in short-term securities, which are included in the Portfolio of Investments. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Series and State Street in its capacity as lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Short Sales - The Series may enter into short sales. A short sale transaction involves selling a security which the Series does not own with the intent of purchasing it later at a lower price. The Series will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the Series must replace the borrowed security. Losses can exceed the proceeds from short sales and can be greater than losses from the actual purchase of a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, or interest the Series may be required to pay in connection with a short sale. Whenever the Series engages in short sales, its custodian segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.90% of average daily net assets. The Series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 1999, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $61,233.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an effective annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities and short-term obligations, aggregated $2,600,710 and $1,992,497, respectively.

The cost and unrealized appreciation and depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                       $1,933,922
                                                                     ----------
Gross unrealized appreciation                                        $  232,170
Gross unrealized depreciation                                           (24,894)
                                                                     ----------
    Net unrealized appreciation                                      $  207,276
                                                                     ==========

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Series' shares were as follows:

                                                        SIX MONTHS ENDED JUNE 30, 1999         PERIOD ENDED DECEMBER 31, 1998*
                                                         -----------------------------         ------------------------------
                                                           SHARES               AMOUNT           SHARES               AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
Shares sold                                               201,271          $ 2,230,517          112,023            $1,104,461
Shares issued to shareholders in reinvestment
  of distributions                                            846                9,142             --
Shares reacquired                                        (124,093)          (1,330,487)            (673)               (5,777)
                                                         --------          -----------          -------            ----------
    Net increase                                           78,024          $   909,172          111,350            $1,098,684
                                                         ========          ===========          =======            ==========

* For the period from the commencement fo the Series' investment operations, May 1, 1998, through December 31, 1998.

(6) Line of Credit
The Series and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the six months ended June 30, 1999, was $7. The Series had no significant borrowings during the period.

(c)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                                  VND-2 8/99 21M